Exhibit 10.81

CONFIDENTIAL DRAFT

SELLAS LIFE SCIENCES GROUP, INC.

WARRANT EXCHANGE AGREEMENT

This Warrant Exchange Agreement (this “Agreement”) is made as of February 14, 2018 (“Effective Date”), by and between SELLAS Life Sciences Group, Inc., a Delaware corporation (the “Company”), and LINCOLN PARK CAPITAL FUND LLC. (collectively, the “Holder”).

RECITALS

WHEREAS, the Holder currently holds 8,333 warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”); and

WHEREAS, subject to the terms and conditions set forth herein, the Company and the Holder desire to cancel and retire the Warrants in exchange (the “Exchange”) for shares of Common Stock (the “Exchange Shares”), the number of which is the quotient of $19,500.00 divided by the closing price of the Exchange Shares on the NASDAQ Capital Market on the trading day preceding the Closing Date of the Exchange Shares in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

In consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Holder hereby agree as follows:

AGREEMENT

SECTION 1. EXCHANGE AND TERMINATION.

a) In consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Holder agrees to deliver and surrender to the Company for cancellation the Warrants in exchange for the Exchange Shares, and the Company agrees to issue and deliver the Exchange Shares to the Holder.

b) The closing under this Agreement (the “Closing”) shall take place upon the satisfaction of each of the conditions set forth in Sections 4 and 5 hereof (the “Closing Date”). By February 16, 2018, (i) the Company shall cause the transfer agent for the Common Stock to issue and deliver the Exchange Shares duly registered and freely tradable through the facilities of DTC by DWAC to the custodian and account provided to the Company in writing by the Holder and (ii) the Holder shall deliver and surrender or cause to be delivered and surrendered to the Company for cancellation the Warrants.

c) If the Closing has not occurred by February 16, 2018, this Agreement shall terminate.

SECTION 2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

The Company hereby represents and warrants as of the date hereof to, and covenants with, the Holder as follows:

a) Organization and Standing. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, has full corporate power and authority to own or lease its properties and conduct its business as presently conducted, and is duly qualified as a foreign corporation and in good standing in each jurisdiction in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, properties, financial condition or results or operations of the Company (a “Material Adverse Effect”).

b) Authorization; Corporate Power. This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms (except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally, and (ii) equitable principles generally, including any specific performance), and the Company has the requisite corporate power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

c) Issuance and Delivery of the Exchange Shares. The Exchange Shares have been duly authorized and, will be validly issued, fully paid and nonassessable. Assuming the Warrants were purchased by Holder in the Company’s offering of Common Stock and warrants made pursuant to the Company’s prospectus filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b)(5) on February 9, 2017 (the “Registered Offering”) and the Holder is not an “Affiliate” (as such term is defined in Rule 405 promulgated under the Securities Act of 1933, as amended (the “Securities Act”)) of the Company, the Exchange Shares will be issued to the Holder without legend and will be freely tradable by the Holder.

d) Governmental Consents. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Exchange Shares or the consummation of any other transaction contemplated by this Agreement.

e) No Default or Violation. The execution and delivery of the Agreement and the consummation of the transactions contemplated by this Agreement by the Company will not (i) result in a breach of or a default under any of the terms or provisions of (A) the Company’s certificate of incorporation or by-laws, or (B) any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its material properties or assets is bound or (ii) result in a violation of any provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, Federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company, or any of its material properties or assets except in the case of clauses (i)(B) or (ii) for any such breaches, defaults or violations which would not have a Material Adverse Effect.

f) Disclosure of Agreement. The Company shall, on or before 8:30 a.m., New York City time, on February 20, 2018 issue a Current Report on Form 8-K disclosing all material terms of the transactions contemplated hereby (such Current Report on Form 8-K the “8-K Filing”). From and after the filing of the 8-K Filing, the Holder shall not be in possession of any material, nonpublic information received from the Company or any of its subsidiaries or any of their respective officers, directors, employees, affiliates or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause its officers, directors, employees, affiliates and agents, not to, provide the Holder with any material, nonpublic information regarding the Company from and after the filing of the 8-K Filing without the express written consent of the Holder. To the extent that the Company delivers any material, non-public information to the Holder without the Holder’s express prior written consent, the Company hereby covenants and agrees that the Holder shall not have any duty of confidentiality to the Company, any of its subsidiaries or any of their respective officers, directors, employees, affiliates or agents with respect to, or a duty to the Company, any of its subsidiaries or any of their respective officers, directors, employees, affiliates or agents not to trade on the basis of, such material, non-public information. The Company shall not disclose the name of the Holder in any filing, announcement, release or otherwise, unless such disclosure is required by law or regulation. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Holder or any of its affiliates, on the other hand, shall terminate and be of no further force or effect.

SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE HOLDER.

(i) The Holder represents and warrants to and covenants with the Company that:

(a) Valid Existence; Good Standing. To the extent the Holder is a corporation, limited liability company or other type of entity, the Holder is validly existing and in good standing under the laws of the jurisdiction of its organization.

(b) Authority; Authorization. The Holder has full right, power, authority and capacity to enter into this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. Upon the execution and delivery of this Agreement by the Holder, this Agreement shall constitute a valid and binding obligation of the Holder, enforceable in accordance with its terms (except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally, and (ii) as limited by equitable principles generally, including any specific performance).

(c) Title. The Holder owns and holds the entire right, title and interest in and to, and is the record and beneficial owner of, the Warrants and the Holder owns the Warrants free and clear of all Encumbrances (as defined below). The Holder has the full power and authority to vote, transfer and dispose of the Warrants free and clear of any right or Encumbrances. There is no restriction affecting the ability of the Holder to transfer the legal and beneficial title and ownership of the Warrants to the Company and, at the Closing, the Company will acquire legal and valid title to the Warrants, free and clear of all Encumbrances. Other than the transactions contemplated by this Agreement, there is no outstanding vote, plan, pending proposal, or other right of any person to acquire all or any of the Warrants. “Encumbrances” shall mean any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future.

(d) Purchase of Warrants in the Registered Offering. The Holder purchased the Warrants in the Registered Offering.

(e) Securities Act Exemption. Neither the Holder nor anyone acting on behalf of the Holder has received any commission or remuneration directly or indirectly in connection with or in order to solicit or facilitate the Exchange. The Holder understands that the Exchange contemplated hereby is intended to be exempt from registration by virtue of Section 3(a)(9) of the Securities Act. The Holder understands that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein for purposes of qualifying for the exemption under Section 3(a)(9) of the Securities Act as well as qualifying for exemptions under applicable state securities laws.

(f) Non-Affiliate. The Holder is not an Affiliate of the Company and has not been an Affiliate during the three months prior to the date hereof.

(g) Information. The Holder has, in connection with its decision to acquire the Exchange Shares, relied with respect to the Company and its affairs solely upon the Company’s filings with the SEC and the representations and warranties of the Company contained herein.

(h) Advisors. The Holder understands that nothing in this Agreement or any other materials presented to the Holder in connection with the exchange of the Warrants and issuance and acquisition of the Exchange Shares constitutes legal, tax or investment advice. The Holder has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its acquisition of the Exchange Shares. With respect to such matters, the Holder relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Holder understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

(i) Limitation on Resales. For thirty (30) trading days following the Closing Date, the Holder shall not sell more than 2.0% of trading volume of Common Stock as reported by Bloomberg, LP for the applicable date of determination through open market sales through the NASDAQ Capital Market on any trading day in which the NASDAQ Capital Market is open for trading.

SECTION 4. CONDITIONS TO COMPANY’S OBLIGATIONS AT THE CLOSING.

The Company’s obligation to complete the issuance of the Exchange Shares and deliver the Exchange Shares to the Holder at the Closing shall be subject to the following conditions to the extent not waived by the Company:

a) Execution and Delivery. The Holder shall have executed and delivered this Agreement.

b) Covenants. The Holder shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Holder at or prior to the Closing Date.

c) Surrender of Warrants. The Company shall have received in physical form or through book-entry transfer from the Holder all certificates or book-entry notation representing the Warrants to be exchanged for the Exchange Shares.

d) Representations and Warranties. The representations and warranties of the Holder shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

SECTION 5. CONDITIONS TO THE HOLDER’S OBLIGATIONS AT THE CLOSING.

The Holder’s obligation to deliver the Warrants and accept delivery of the Exchange Shares shall be subject to the following conditions to the extent not waived by the Holder:

(a) Execution and Delivery. The Company shall have executed and delivered this Agreement.

(b) Covenants. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(d) Delivery of Exchange Shares. The Company shall have delivered the Exchange Shares in accordance with the instructions provided pursuant to Section 1.b) hereof.

(e) Representations and Warranties. Each of the representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

SECTION 6. NOTICES.

All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed electronic mail, or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of electronic mail transmission, or when so received in the case of mail or courier, and addressed as follows:

(a) if to the Company, to:

SELLAS Life Sciences Group, Inc.

315 Madison, 4th Flr.

New York, New York 10017

Attention: Angelos Stergiou, M.D., ScD h.c.

E-Mail: astergiou@sellaslife.com

or to such other person at such other place as the Company shall designate to the Holder in writing; and

(b) if to the Holder, at the address as set forth at the end of this Agreement, or at such other address as may have been furnished by the Holder to the Company in writing.

SECTION 7. MISCELLANEOUS.

a) Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

b) Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

c) Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York without regard to the choice of law principles thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York located in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or thereby, and hereby irrevocably waives any objection that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

d) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic file signature page (as the case may be) were an original thereof.

e) Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto.

f) Entire Agreement; Amendments. This Agreement and other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

g) Survival. The representations, warranties, covenants and agreements made in this Agreement shall survive the closing of the transactions contemplated hereby and the exchange and delivery of the Warrants and the Exchange Shares.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

SELLAS LIFE SCIENCES GROUP, INC.

By:	/s/ Angelos Stergiou
Name:	Angelos Stergiou, M.D., ScD h.c.
Title:	Chief Executive Officer

COMPANY SIGNATURE PAGE TO

WARRANT EXCHANGE AGREEMENT

HOLDER:

LINCOLN PARK CAPITAL LLC.

By:
Name:
Title:

Address:

E-Mail:

DWAC INSTRUCTIONS

Broker Name and DTC Number:

Account Number at DTC Participant

(if applicable):

HOLDER SIGNATURE PAGE TO

WARRANT EXCHANGE AGREEMENT